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                                                                  EXHIBIT 10.4
                                                                  EXECUTION COPY

                    ESCROW AND PLEDGE AGREEMENT, dated as of November 24, 2004
               (the "Agreement"), between ULTRAPETROL (BAHAMAS) LIMITED, a Bahamian corporation (the "Company"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Escrow Agent (the "Escrow Agent").

          This Agreement is being entered into in connection with (i) the Purchase Agreement (the "Purchase Agreement"), dated November 24, 2004, among the Company, the Subsidiary Guarantors (as named therein), the Pledgors (as named therein) and Credit Suisse First Boston LLC, as the Initial Purchaser, and
(ii) the Indenture (the "Indenture"), dated as of November 24, 2004, among the Company, the Subsidiary Guarantors (as named therein), the Pledgors (as named therein) and Manufacturers and Traders Trust Company ("MT&T"), as trustee (MT&T or any successor trustee, the "Trustee").

          Pursuant to the Purchase Agreement, the Company is selling (the "Offering") $180,000,000 in aggregate principal amount of its 9% First Preferred Ship Mortgage Notes Due 2014 (the "Securities"). Concurrently with the closing of such sale, the Company will deposit with the Escrow Agent as hereinafter provided, approximately $30.0 million of the net proceeds thereof. Such funds will be used (a) to purchase additional Vessels and pay for certain delivery, maintenance and repair costs as set forth herein or (b) to fund the Special Mandatory Redemption and for no other purposes other than as set forth herein.

          Accordingly, the Company and the Escrow Agent agree as follows:

          1. Definitions. Capitalized terms used but not defined herein have the respective meanings specified in the Indenture. In addition, the following terms shall have the following meanings when used herein:

          "Escrow Account" means an account established by the Escrow Agent in the name of "Manufacturers and Traders and Trust Company," as Escrow Agent for the Company.

          "Initial Deposit" means an amount of cash equal to $30,000,000.00.

          "Permitted Investments" means (i) Treasury Securities; (ii) investments in time deposits, certificates of deposit or money market deposits maturing within 90 days of the date of acquisition thereof, entitled to U.S. Federal deposit insurance for the full amount thereof or issued by a bank or trust company which is organized under the laws of the United States or any state thereof having capital and surplus in excess of $500 million; (iii) any proprietary money-market funds of MT&T or any of its subsidiaries for which funds it or one of its affiliates serves as investment advisor or to which it provides other services and receives compensation therefor or any other non-proprietory money market mutual funds of investment grade; or (iv) any other Temporary Cash Investment; provided, however, that no investment bearing a maturity date shall mature later than the Special Mandatory Redemption Date.

          "Special Mandatory Redemption" means the redemption on January 30, 2006 (the "Special Mandatory Redemption Date"), by the Company of Securities at a redemption price of 101% of the principal amount of the Securities, plus accrued and unpaid interest to the redemption date, in the event the amount of cash and the fair market value (as determined by the Board of Directors in good faith) of all Permitted Investments the Escrow Account exceeds $1.0 million after the close of business on December 31, 2005.

          "Treasury Securities" means debt obligations issued or guaranteed by

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     the government of the United States of America or any agency thereof for which the full faith and credit of the United States of America is pledged to secure payment in full at maturity and which are not redeemable at the option of the issuer prior to maturity.

          2. Delivery and Acceptance of Escrowed Property. (a) (i) On the date hereof, the Escrow Agent shall establish the Escrow Account into which the Escrow Agent will, concurrently with the execution and delivery hereof, deposit the Initial Deposit received from the Company.

          (ii) The Company may, concurrently with such cash deposit, deliver to the Escrow Agent (A) a written confirmation or sales order for delivery to the Escrow Account which sets forth the cost of Permitted Investments to be acquired by the Company and their principal amount at maturity, if applicable, and (B) irrevocable instructions directing the Escrow Agent to release some or all of the cash constituting the Initial Deposit to the seller of such Permitted Investments in an amount equal to the purchase price thereof against delivery of such Treasury Securities.

          (b) The Initial Deposit, together with the interest, dividends and distributions thereon, less any amounts released pursuant to the terms of this Agreement, shall from time to time constitute the "Escrowed Property." The Escrow Agent further agrees to invest any portion of the Escrowed Property represented by cash in Permitted Investments as directed in writing from time to time by the Company. Any funds received by the Escrow Agent for which the Company has not given written investment instructions shall be invested in an interest bearing Permitted Investment at a non-United States (i.e., offshore) financial institution or mutual fund selected by the Escrow Agent in his sole discretion.

          (c) The obligation and liability of the Escrow Agent to make the payments and transfers required by this Agreement shall be limited to the Escrowed Property and any other moneys on deposit with it pursuant to this Agreement. The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to this Agreement in compliance with the provisions hereof.

          3. Disbursement of Escrowed Property. (a) On any date (a "Release Date"), the Escrow Agent will release Escrowed Property to or at the order of the Company, provided that the Escrow Agent shall have received a written request in the form of Exhibit A hereto (the "Release Certificate") from the Company, signed by two Officers of the Company, at least 5 Business Days prior to such Release Date, and provided that the following conditions have been satisfied, in the reasonable judgment of the Escrow Agent, prior to or simultaneous with the release of Escrowed Property:

          (i) If the Company proposes to consummate on the date of the release of the Requested Amount, one or more Acquisition Contracts in connection with the acquisition of one or more additional Vessels, the Escrow Agent shall have received:

          (A)(1) fully executed mortgage releases and satisfaction documents (the "Release Documents") from the holders of any existing indebtedness with respect to such additional Vessels, which Release Documents shall be in appropriate form for recording or registration in the appropriate governmental offices, as to which the Escrow Agent shall be entitled to rely on the Opinion of Counsel (as defined below) to the Company described in clause (iv) below and (2) evidence satisfactory to the Escrow Agent to the effect that any existing indebtedness had been, or will be, repaid as of such Date;

          (B) fully executed mortgages and related deeds of covenant, if required, and fully executed related assignments of insurance, assignments

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     of time charter and assignments of freights and hires, all substantially in the form of Exhibit D hereto (the "Security Agreements") with respect to each such additional Vessel, dated the date such additional Vessel is to be tendered to the Trustee which Security Agreements shall be in appropriate form for recording a registration in the appropriate governmental offices if required by applicable law in order to perfect the security interest therein created, as to which the Escrow Agent shall be entitled to rely on the Opinion of Counsel to the Company described in clause (iv) below;

          (C) original certificates representing the Capital Stock of the Restricted Subsidiary acquiring such additional Vessel of which the Company or a Wholly Owned Subsidiary that is a Subsidiary Guarantor is the record and beneficial owner (unless such Restricted Subsidiary is already a Subsidiary Guarantor), together with an Officers' Certificate in the form of Exhibit B hereto;

          (D) copies, certified to be true and complete by an Officer of the Company, of one or more fully executed Acquisition Contracts covered by such Release Certificate;

          (E) copies, certified to be true and complete by an Officer of the Company, of any Charters related to such additional Vessels;

          (F) the report of an insurance broker required by Section 3(U)(viii) of the form mortgage or deed of covenant attached hereto as part of Exhibit D, with respect to insurance policies maintained in respect of each such additional Vessel, which report shall include loss payable clauses substantially in the form set forth in Schedule 1 to the assignments of insurances attached hereto as part of Exhibit D;

          (G) with respect to oceangoing vessels, a classification certificate, dated as of a date not more than 30 days prior to the Release Date, from a classification society with respect to each such additional Vessel;

          (H) a Guarantee Agreement executed by the owner of such additional Vessel as a new Subsidiary Guarantor (if not already a Subsidiary Guarantor), substantially in the form of Exhibit F hereto; and

          (I) written appraisals by two independent Appraisers of the value of such additional Vessel as of a date within 90 days prior to such Release Date.

          (ii) If such Release Request is made in connection with the execution (but not the consummation) of one or more Acquisition Contracts in respect of one or more additional Vessels, the Escrow Agent shall have received:

          (A) copies, certified to be true and complete by an Officer of the Company, of one or more fully executed Acquisition Contracts covered by such Release Requests;

          (B) a fully executed Officers' Certificate of the Company substantially in the form of Exhibit B hereto;

          (C) to the extent available, copies, certified to be true and complete by an Officer of the Company, of any Charters related to the additional Vessels, to the extent such Charters will continue after consummation of the Acquisition Contracts:

          (iii) If such Release Request is made in connection with, or within six months after, the acquisition of an additional Vessel with Escrowed Property, for the purpose of necessary maintenance, repair (including structural modifications) or drydocking expenses in relation to such vessel, the Escrow Agent shall have received

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          (A) a fully executed Officers' Certificate of the Company
     substantially in the form of Exhibit B hereto;

          (B) all invoices or written estimates of the cost of such maintenance, repair or drydocking expenses in relation to the additional Vessel;

          (iv) The Escrow Agent shall have received one or more signed opinions of counsel substantially in the form of Exhibit E hereto with such changes as may be necessary to conform to the legal requirements of the relevant jurisdiction (the "Opinion of Counsel"); and

          (v) The Escrow Agent shall have received any other documents or certificates reasonably requested by the Escrow Agent to establish that the conditions described in Section 3(a) have been complied with in all material respects.

          (b) Notwithstanding paragraph 3(a) above, if the Escrow Agent receives a notice from the Trustee or otherwise becomes aware that a Default or Event of Default has occurred and is continuing, the Escrow Agent will not release any Escrowed Property to the Company unless and until the Escrow Agent receives a notice from the Trustee that such Default or Event of Default, as the case may be, is not continuing or has been waived in accordance with the terms of the Indenture.

          4. Disbursement of Escrowed Property in Connection with Special Mandatory Redemption. If the Escrow Agent receives notice or otherwise becomes aware that the Securities have become subject to the Special Mandatory Redemption pursuant to paragraph 6 of the Securities and Article 3 of the Indenture, the Escrow Agent shall (i) liquidate all Escrowed Property then held by it not later than the third Business Day prior to the Special Mandatory Redemption Date and (ii) release all the Escrowed Property to the Paying Agent on the Special Mandatory Redemption Date.

          To the extent that, after the close of business on December 31, 2005, the amount of cash and the fair market value (as determined by the Board of Directors in good faith) of securities (including the Permitted Investments) on deposit in the Escrow Account with the Escrow Agent is equal to or less than $1.0 million, such cash and Permitted Investment will be promptly released to the Company, free of any lien of the Indenture or the Escrow Agreement, and the Escrow Agreement will be terminated.

          5. Disbursement of Escrowed Property upon the Occurrence of Remedies Trigger Event. (a) If the Escrow Agent receives a notice from the Trustee that the principal of and interest on the Securities then outstanding have become immediately due and payable pursuant to Section 6.02 of the Indenture (an "Acceleration Event") and such acceleration is not rescinded on or prior to the earlier of five Business Days after receipt of such notice and the Special Mandatory Redemption Date (a "Remedies Trigger Event"), the Escrow Agent will liquidate all Escrowed Property then held by it in accordance with paragraph (b) below.

          (b) Upon the occurrence and during the continuance of a Remedies Trigger Event (so long as the acceleration related thereto has not been rescinded), but not otherwise, the Escrow Agent may, without notice except as specified below, sell the Escrowed Property or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Escrow Agent's offices or elsewhere, for cash, on credit or for future delivery, upon such terms as the Escrow Agent may determine to be commercially reasonable, and the Escrow Agent, the Trustee or any holder of the Securities may be the purchaser of any or all of the Escrowed Property so sold and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company agrees that, to the extent notice of sale shall be required by

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law, at least 2 Business Days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Escrow Agent shall not be obligated to make any sale of Escrowed Property regardless of notice of sale having been given. The Escrow Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Escrow Agent shall incur no liability as a result of the sale of the Escrowed Property, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Company hereby waives any claims against the Escrow Agent arising by reason of the fact that the price at which any Escrowed Property may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Escrow Agent accepts the first offer received and does not offer such Escrowed Property to more than one offeree.

          (c) Upon the occurrence and during the continuance of a Remedies Trigger Event (so long as the acceleration related thereto has not been rescinded), any cash held by the Escrow Agent as Escrowed Property and all cash proceeds received by the Escrow Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Escrowed Property pursuant to Section 5(b), shall be released by the Escrow Agent to the Paying Agent for payment to the holders of the Securities.

          (d) This Agreement shall create a continuing Lien on the Escrowed Property that shall (i) remain in full force and effect until the earlier of (A) the payment in full of the Securities and the other Obligations and (B) the release of all Escrowed Property in accordance with the provisions of this Agreement, (ii) be binding upon the Company and its successors and assigns and
(iii) enure to the benefit of the Escrow Agent, the holders of the Securities and their respective successors, transferees and assigns.

          6. Security Interest in Favor of Escrow Agent; Escrowed Property. (a) To secure the full and punctual payment when due and the full and punctual performance of all amounts that may be payable from time to time under the Indenture, the Security Agreements and the Securities, the Company hereby grants to the Escrow Agent, for the benefit of the Escrow Agent, the Trustee and the holders of the Securities, a security interest in all its right, title and interest in and to the following, other than such of the following which are released from the Lien of this Agreement pursuant to Section 3 hereof:

          (i) the Initial Deposit and all certificates or instruments representing any of the Permitted Investments; and

          (ii) all interest, dividends, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing.

          (b) Any and all cash, certificates or instruments representing or evidencing the Escrowed Property shall be delivered to and held by or on behalf of the Escrow Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Escrow Agent. The Escrow Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to the Company, to transfer to or to register in the name of the Escrow Agent or any of its nominees any or all the Escrowed Property. In addition, the Escrow Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Escrowed Property for certificates or instruments of different denominations.

          (c) The Company hereby represents and warrants with respect to any Escrowed Property:

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          (i) it is the legal and beneficial owner of the Escrowed Property and has full corporate power, authority and legal right to pledge all the Escrowed Property; and

          (ii) the pledge pursuant to Section 6(a) made in accordance with the terms of the Indenture creates a valid and perfected first priority Lien on the Escrowed Property securing the payment and performance of all amounts that may be payable from time to time under the Indenture, the Security Agreements and the Securities.

          (d) The Company agrees that at any time and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Escrow Agent may reasonably request in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Escrow Agent to exercise and enforce its rights and remedies hereunder with respect to any Escrowed Property.

          (e) (i) The Escrow Agent shall be entitled to receive and retain as collateral in the Escrow Account all interest and dividends paid and distributions made in respect of the Permitted Investments. Any such interest or dividends shall, if received by the Company, be received in trust for the benefit of the Escrow Agent, be segregated from the other property or funds of the Company and be forthwith delivered to the Escrow Agent as collateral in the same form as so received (with any necessary endorsement).

          (ii) As long as no Event of Default shall have occurred and be continuing and until written notice thereof from the Escrow Agent to the Company, the Company shall be entitled to exercise any and all voting and other consensual rights relating to Permitted Investments or any part thereof for any purpose; provided, however, that no vote shall be cast, and no consent, waiver or ratification given or action taken, which would be inconsistent with or violate any provision of this Agreement, the Indenture, the Security Agreements or the Securities.

          (iii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(e)(ii) shall cease upon notice from the Escrow Agent to the Company and upon the giving of such notice all such rights shall thereupon be vested in the Escrow Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (iv) In order to permit the Escrow Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
     Section 6(e)(iii), and to receive all interest, dividends and distributions which it may be entitled to receive under Section 6(e)(i), the Company shall, if necessary, upon written request from the Escrow Agent, from time to time execute and deliver to the Escrow Agent such instruments as the Escrow Agent may reasonably request.

          (f) The Company hereby appoints the Escrow Agent as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Escrow Agent's discretion but only after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Escrow Agent may deem necessary or advisable in order to accomplish the purposes of this Section 6, including to receive, endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Escrowed Property or any part thereof and to give full discharge for the same. This power, being coupled with an interest, is irrevocable.

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          (g) If the Company fails to perform any agreement contained in this
Section 6, the Escrow Agent may itself (but shall not be obligated to) perform, or cause performance of, such agreement, and the expenses of the Escrow Agent incurred in connection therewith shall be payable by the Company under Section 7.

          (h) Upon the release of any Escrowed Property to or upon the order of the Company pursuant to Section 3, such Escrowed Property shall be delivered to or upon the order of the Company, free and clear of any and all interests of the Escrow Agent, the Trustee and the holders of the Securities.

          (i) The Company shall comply with (i) TIA ss. 314(b), relating to Opinions of Counsel regarding the Lien of this Agreement and (ii) TIA ss. 314(d), relating to the release of Escrowed Property from the Lien of this Agreement and Officers' Certificates or other documents regarding fair value of the Escrowed Property, to the extent such provisions are applicable. Any certificate or opinion required by TIA ss. 314(d) may be executed and delivered by an Officer of the Company to the extent permitted by TIA ss. 314(d).

          7. Compensation and Indemnity. The Company shall pay to the Escrow Agent from time to time reasonable compensation for its services. The Company shall reimburse the Escrow Agent upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Escrow Agent's agents, counsel, accountants and experts. The Company shall indemnify the Escrow Agent and hold it harmless from and against any and all damages, suits, actions, loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this Agreement and the performance of its duties hereunder, including adequate advances against costs that may be incurred by it. The Escrow Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Escrow Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Escrow Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Escrow Agent through the Escrow Agent's own wilful misconduct, negligence or bad faith. The indemnification provisions of this
Section 7 shall survive the termination of this Agreement.

          To secure the Company's payment obligations in this Section, the Escrow Agent shall have a security interest in the Escrowed Property pursuant to
Section 6.

          8. Modifications, Waivers and Amendments. The Escrow Agent shall not be bound by any modification, amendment, termination (except as provided in Section 11 hereof), cancelation, rescission or supercession of this Agreement unless the same shall be in writing and signed by the parties hereto, and, if its rights, duties, immunities or indemnities as Escrow Agent are affected thereby, unless it shall have given its prior written consent thereto. This Agreement may not be modified or amended or terminated (except as provided in Section 11 hereof) without the prior written consent of holders of all the Notes (except as permitted without such consent pursuant to the Indenture).

          9. Concerning the Escrow Agent. (a) The Escrow Agent shall exercise the same degree of care toward the Escrowed Property as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to the Company.

          (b) The Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper person, and shall not be liable to any party hereto in connection

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with the performance of its duties hereunder, except for its own negligence, wilful misconduct or bad faith. The duties of the Escrow Agent shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with any knowledge of or any duties or responsibilities in connection with any other document or agreement. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in good faith in connection with the advice or opinion of such counsel.

          (c) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

          (d) Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as agent or otherwise in any jurisdiction other than the State of Maryland.

          (e) The Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement, any agreement amendatory or supplemental hereto or of any certificates delivered to it hereunder.

          (f) The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

          (g) The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          (h) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the Company at the address set forth herein or at such other address as the Company shall provide, at least 60 days prior to the date specified for such resignation to take effect. Upon the effective date of such resignation, all cash and other payments and all other property then held by the Escrow Agent hereunder shall be delivered by it to a successor escrow agent. If no successor escrow agent is appointed, the Escrow Agent may apply to a court of competent jurisdiction for such appointment.

          (i) In the event that the Escrow Agent should at any time be confronted with inconsistent claims or demands to the Escrowed Property, the Escrow Agent shall have the right, but not the duty, to interplead the parties in any court of competent jurisdiction and request that such court determine the respective rights of the parties with respect to the Escrowed Property. In the event the Escrow Agent no longer holds any Escrowed Property, it shall be released from any obligation or liability as a consequence of any such claims or demands.

          10. Notices. All notices required to be given hereunder shall be in writing and shall be deemed given when received at the following addresses until such time as the parties hereto designate a different or additional address or addresses:

          To the Company:

               Ultrapetrol (Bahamas) Limited
               c/o H&J Corporate Services Ltd.
               Shirlaw House
               87 Shirley Street
               P.O. Box SS-19084
               Nassau, Bahamas
          with a copy to:

               Ravenscroft Shipping Inc.
               3251 Ponce de Leon Blvd.
               Coral Gables, FL 33134

               Attention of: Leonard Hoskinson

          To the Escrow Agent:

               Manufacturers and Traders Trust Company
               Corporate Trust Administration
               25 South Charles Street
               Baltimore, MD 21201

               Attention of: Robert D. Brown

               Facsimile: 410-244-4236

          11. Miscellaneous. (a) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.

          (c) This Agreement shall terminate when all Escrowed Property has been disbursed pursuant to Section 3, 4 or 5, or if the Securities and the other Obligations shall be repaid in full or the Company has exercised either its covenant defeasance or legal defeasance option in accordance with the terms of the Indenture and thereafter the Escrow Agent shall have no further obligation or liability hereunder.

          (d) This Agreement shall be governed by the laws of the State of New York.

          (e) By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York, Borough of Manhattan or brought by the Escrow Agent (whether in its individual capacity or in its capacity as Escrow Agent under this Agreement), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Agreement shall be in full force and effect.

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          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        ULTRAPETROL (BAHAMAS) LIMITED

                                        By: /s/ Leonard J. Hoskinson
                                            ------------------------
                                        Name: Leonard J. Hoskinson
                                        Title: Secretary

                                        MANUFACTURERS AND TRADERS TRUST
                                        COMPANY, as Escrow Agent,

                                        By: /s/ Robert D. Brown
                                            -------------------
                                        Name: Robert D. Brown
                                        Title: Vice President

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                                                                    EXHIBIT A to
                                                                Escrow Agreement

                          [Form of Release Certificate]

Manufacturers and Traders Trust Company
Corporate Trust Administration
25 South Charles Street
Baltimore, MD 21201

Attention of Robert D. Brown

                                                                          [Date]

                           Ultrapetrol (Bahamas) Ltd.
                           Escrow and Pledge Agreement
                               Release Certificate

Dear Sirs:

          Reference is made to that Escrow and Pledge Agreement, dated as of November 24, 2004 between you, as Escrow Agent, and the undersigned (the "Escrow Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Escrow Agreement or the Indenture, as the case may be.

          As of the date hereof, to the knowledge of the undersigned, no Default or Event of Default under the Indenture dated as of November 24, 2004 has occurred and is continuing. The undersigned hereby requests that Escrowed Property in an amount equal to $__________ (the "Requested Amount") be released to the undersigned (or pursuant to the undersigned's further written instructions) on [ ], which date is not less than 5 days after the date hereof.

          "Release Request 1":

          [This Release Request is being made in connection with the execution of an Acquisition Contract to acquire a Vessel or Vessels and (i) such Acquisition Contract has been signed by the applicable seller, is in full force and effect as of the date of the Release Certificate and the signers of the Release Certificate are not aware of any default thereunder by the Company or the applicable seller, (ii) the Requested Amount does not exceed 90.9% of the amount required to pay a deposit to the applicable seller, or to pay other pre-delivery expenses, in each case called for by the Acquisition Contract, and
(iii) the balance of the cash needed to pay such deposit will come from one or more sources other than from the Incurrence of Indebtedness or the proceeds of an Asset Sale.]

          "Release Request 2":

          [This Release Request is being made in connection with the acquisition of a Vessel or Vessels pursuant to an Acquisition Contract and release of Requested Amount, and (i) the Requested Amount made pursuant to any Release Request 2 together with any amounts previously released pursuant to any Release Request 1 with respect to the acquisition of such Vessel or Vessels does not exceed 90.9% of the sum of the amounts payable to the applicable seller pursuant to the Acquisition Contract plus the related transaction costs incurred by the Company, including the reasonable fees and expenses of counsel, (ii) the Vessel or Vessels proposed to be acquired pursuant to the Acquisition Contract will have an Appraised Value, as of a date not more than 30 days prior to the acquisition date of such Vessel or Vessels, of at least 110% of the aggregate amount of Escrowed Proceeds used (pursuant to all Release Requests (as defined below) made in respect of such Vessel or Vessels) to acquire or repair such Vessel or Vessels, and (iii) the balance of the cash needed to acquire and repair such Vessel or Vessels will come from one or more sources other than the Incurrence of Indebtedness or the proceeds of an Asset Sale.]

          "Release Request 3":

          [This Release Request is being in connection with, or within six months after, the acquisition of a Vessel by the Company with Escrowed Proceeds,
(i) the Company has undertaken or is undertaking necessary maintenance, repair (including structural modifications) or drydocking expenses, including survey expenses, relating to such Vessel, (ii) the Requested Amount does not exceed 90.9% of the amount of such expenses, and (iii) the balance of the cash needed to perform such maintenance and repair such Vessel or Vessels will come from one or more sources other than the Incurrence of Indebtedness or the proceeds of an Asset Sale.]

          The Release Request 1, Release Request 2 and Release Request 3 are collectively referred to as the "Release Requests".

                                        Very truly yours,

                                        ULTRAPETROL (BAHAMAS) LIMITED,

                                        by

                                        -----------------------------------
                                        Name:
                                        Title:

                                        by

                                        -----------------------------------
                                        Name:
                                        Title:

                                                                    EXHIBIT B to
                                                                Escrow Agreement

                          Form of Officers' Certificate
                                for Release Date

          This certificate is being delivered pursuant to Section 3(a) of the Escrow and Pledge Agreement dated as of November 24, 2004 (the "Escrow Agreement"), between Ultrapetrol (Bahamas) Limited (the "Company") and Manufacturers and Traders Trust Company, as Escrow Agent (the "Escrow Agent"). Capitalized terms used but not defined herein have the meanings given such terms in the Escrow Agreement or the Indenture, as the case may be. The Company hereby certifies through the undersigned officers that:

          1. [The Company and the applicable seller have executed the following Acquisition Contracts or other sale and purchase contracts to acquire an additional Vessel(s):

               Ship Name:
               Seller:
               Deposit Amount:
               Purchase Price:
               Appraised Value:]

               [The Company has undertaken or is undertaking [necessary maintenance, repair or drydocking expenses relating to an additional Vessel]:

               Ship Name:
               Cost of [Maintenance][Conversion]:

               [The Company is required to pay [a deposit] [pre-delivery expenses] called for by the Acquisition Contract]:

               Ship Name:
               Cost of [Deposit]
               [Pre-Delivery Expenses]:

          2. All conditions precedent in the Escrow Agreement for the release of Escrowed Property on the Release Date have been satisfied or will be satisfied concurrently with the release of the Escrowed Property described below in paragraph 7.

          3. The Company, or a Wholly Owned Subsidiary that is a Subsidiary Guarantor of either of them as the case may be, is the record and beneficial owner of the Pledged Shares, free and clear of any Lien, except for the Lien created by the Indenture.

          4. The Company directs that the following amounts be released from the Escrow Account to the following parties by wire transfer as provided below or, if no wire transfer instructions are provided, by check to the parties indicated (any amounts described below to be paid to the undersigned represent reimbursements of amounts previously paid by the undersigned in satisfaction of deposit amounts payable to the applicable seller(s) in respect of one or more Acquisition Contracts listed in paragraph 1 above):

Name                      Amount             Wire Instructions
----                      ------             -----------------

          IN WITNESS WHEREOF, Ultrapetrol (Bahamas) Limited, through the undersigned officers, has signed this Certificate this day of , .

                                        ULTRAPETROL (BAHAMAS) LIMITED,

                                        by

                                        -----------------------------------
                                        Name:
                                        Title:

                                        by

                                        -----------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT C

                             [INTENTIONALLY OMITTED]

                                                                    EXHIBIT D to
                                                                Escrow Agreement

                         [Forms of Security Agreements]

                       [To be provided by Seward & Kissel]

                                                                    EXHIBIT E to
                                                                Escrow Agreement

                           Form of Opinion of Counsel

          This opinion is being delivered pursuant to Section 3(a) of the Escrow and Pledge Agreement dated as of November 24, 2004 (the "Escrow Agreement"), between Ultrapetrol (Bahamas) Limited (the "Company") and Manufacturers and Traders Trust Company, as Escrow Agent (the "Escrow Agent"). Capitalized terms used but not defined herein have the meanings given such terms in the Escrow Agreement or the Indenture, as the case may be. We are of opinion that:

          1. All conditions precedent in the Escrow Agreement to the release of Escrowed Property on the date hereof have been satisfied in all material respects or will be satisfied in all material respects immediately after the release of the Escrowed Property as described in the Officers' Certificate delivered pursuant to Section 3(a) of the Escrow Agreement.

          2. [If this opinion is being delivered in respect of a new Subsidiary Guarantor, add--] The Guarantee Agreement constitutes a valid and legally binding obligation of the Guarantor party thereto, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          3. The applicable Subsidiary Guarantor is a corporation validly existing and in good standing under the laws of [ ], and has all requisite corporate and legal right, power and authority to own its vessel and to transact the business it purports to transact. The applicable Subsidiary Guarantor has all requisite corporate and legal right, power and authority to execute and deliver the Security Agreements, Charters and the Guarantee Agreement, if applicable, to which it is a party and to consummate the transactions contemplated thereby and to perform its obligations thereunder.

          4. Neither the execution and delivery and performance of the Security Agreements relating to each additional Vessel, which Security Agreements, if required by applicable law in order to perfect the security interests therein created, are in appropriate form for recording or registration in the appropriate governmental offices, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any New York or Federal governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or any of their respective properties, or to our knowledge, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject.

          5. Neither the execution and delivery of the Security Agreements or Guarantee Agreement nor performance thereof nor the consummation of the transactions contemplated thereby will result in any violation of or be in conflict with or constitute a default under any term or provision of (i) the Articles of Incorporation or By-laws of the applicable Subsidiary Guarantor or (ii)(a) to our knowledge, any term or provision of any agreement, indenture, mortgage instrument or license that is material to the applicable Subsidiary Guarantor or (b) any statute, law, governmental rule, regulation or ordinance or order of any court, arbitrator or governmental authority and, in the case of each (a) and (b), applicable to it or its properties or assets, or result in the creation of (or impose any obligation on the applicable Subsidiary Guarantor to create) any Lien (other than the Lien of the Indenture and the Lien of the applicable mortgage) upon any of the properties or assets of the applicable Subsidiary Guarantor pursuant to any such term or provision.

          6. The applicable Subsidiary Guarantor has, by all necessary corporate and shareholder action, duly authorized the execution and delivery of, and the performance of its obligations under each of the Security Agreements relating to each additional Vessel to which the Company or a Subsidiary Guarantor is a party, each Guarantee Agreement, if applicable, and each Charter to which a Subsidiary Guarantor is a party.

          7. Subject to the consummation of the transactions herein described the applicable Subsidiary Guarantor has title of record to the additional Vessel free and clear of any Liens (as defined in the Indenture) of record, except for the lien of the related Mortgage and Permitted Liens.

          8. The Guarantee Agreement has been duly authorized, executed and delivered by the applicable Subsidiary Guarantor.

          9. All filing, registration and recording fees required in connection with any Security Agreement relating to each additional Vessel or other fees necessary to assure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid.

          10. No authorization, consent, license, permission, permit or approval (including exchange control approval) of or action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery and performance of any of the Security Agreements or the Guarantee Agreements by the respective parties thereto and no such authorization, consent, license, permission, permit, approval, action, notice or filing is required for the exercise by the Trustee of the rights and remedies granted to it under any of the Security Agreements, except for the filing and registration of the Mortgages in the office of the applicable flag jurisdiction.

          11. Upon the recording of the Mortgages in the office of the applicable flag jurisdiction, each Mortgage will create of record the first priority mortgage lien covering the related Mortgaged Vessel which it purports to create [subject to standard or customary qualifications].

          12. The security interests created by each Security Agreement (other than the Mortgages) do not require any action to be taken under or pursuant to the laws of the appropriate flag jurisdiction in order to create or perfect such security interests or to permit the Trustee to enforce its rights under the Security Agreements creating the same.

          13. The choice of New York law to govern the Security Agreements and Guarantee Agreement constitutes a valid choice of law. The submission by the applicable Subsidiary Guarantor to the non-exclusive jurisdiction of any Federal or state court in the Borough of Manhattan, The City of New York (a "New York Court") is a valid submission insofar as the appropriate law is concerned, provided that CT Corporation System has accepted its appointment by the applicable Subsidiary Guarantor as its agent to accept service of process in the United States of America.

          14. Neither the applicable Subsidiary Guarantor nor any of its property have any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

          15. To our knowledge there are no legal or governmental actions, suits or proceedings now pending or threatened against the applicable Subsidiary Guarantor, or to which any of the properties of the applicable Subsidiary Guarantor all subject, except actions, suits and proceedings of the character normally incident to the business conducted by the applicable Subsidiary Guarantor (none of which calls into question the validity or legality of the Security Agreements or Guarantee Agreement or any action taken or to be taken pursuant thereto).

          16. In a suit on the events before a court of the jurisdiction of the applicable Subsidiary Guarantor, such court will respect and enforce the agreement of the parties as to judgment currency.

          17. No stamp or registration or similar taxes, duties, imposts or other charge are payable in respect of enforcement of the Security Agreements or Guarantee Agreement.

                                                                    EXHIBIT F to
                                                                Escrow Agreement

                           Form of Guarantee Agreement

                    [____] SUPPLEMENTAL INDENTURE (this "Supplemental
               Indenture") dated as of ________, __, among ULTRAPETROL (BAHAMAS) LIMITED, a Bahamas corporation (the "Company"), the guarantors listed on the signature pages hereto (the "Guarantors"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the "Trustee"), to the INDENTURE (the "Indenture") dated as of November 24, 2004 among the Company, the Pledgors, the guarantors named therein (the "Subsidiary Guarantors"), and the Trustee.

          WHEREAS, Sections 9.01(4), (5) and (8) of the Indenture provide that without the consent of any Securityholder, the Company, the Pledgors, the Subsidiary Guarantors and the Trustee may amend the Indenture to provide additional security for and to add additional Guarantees with respect to the Securities, including Subsidiary Guarantees, or to make any change that does not adversely affect the rights of any Securityholder;

          WHEREAS, Section 4.12 of the Indenture requires the Company to cause [____] to become a Subsidiary Guarantor, and [____] is hereby agreeing to become a Subsidiary Guarantor;

          WHEREAS, the entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and

          WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Guarantors in accordance with its terms have been done.

          NOW, THEREFORE, and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Securityholders, as follows:

          SECTION 1. [NEW GUARANTOR] hereby agrees to become a Subsidiary Guarantor under the Indenture and, together with each other Subsidiary Guarantor, hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption, by required repurchase or otherwise, and all other monetary obligations of the Company and the Subsidiary Guarantors under the Indenture and the Securities and of the Subsidiary Guarantors under the Security Agreements and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company and the Subsidiary Guarantors under the Indenture, the Security Agreements and the Securities (all the foregoing being hereinafter collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor and that such Guarantor will remain bound under the Indenture notwithstanding any extension or renewal of any Obligation. The Guarantor is subject to all the provisions of the Indenture applicable to a Subsidiary Guarantor.

          SECTION 2. The Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

          SECTION 3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          SECTION 4. All covenants and agreements in this Supplemental Indenture by the Subsidiary Guarantor shall bind its successors and assigns, whether so expressed or not.

          SECTION 5. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 6. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Securityholders any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

          SECTION 7. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. All terms used in this Supplemental Indenture not otherwise defined herein that are defined in the Indenture shall have the meanings set forth therein.

          SECTION 9. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same instrument.

          SECTION 10. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture, this Supplemental Indenture or of the Securities and shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                        ULTRAPETROL (BAHAMAS) LIMITED, as
                                        principal obligor,

                                        by

                                        ----------------------------------
                                        Name:
                                        Title:

                                        SUBSIDIARY GUARANTORS:

                                        BAYHAM INVESTMENTS S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        BALDWIN MARITIME INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        CAVALIER SHIPPING INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        CORPORACION DE NAVEGACION
                                        MUNDIAL S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        DANUBE MARITIME INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        GENERAL VENTURES INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        imperial maritime ltd. (bahamas) inc.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        KATTEGAT SHIPPING INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        KINGLY SHIPPING LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        MAJESTIC MARITIME LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        MASSENA PORT S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        MONARCH SHIPPING LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        NOBLE SHIPPING LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        OCEANPAR S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        OCEANVIEW MARITIME INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        PARFINA S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        PARKWOOD COMMERCIAL CORP.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        PRINCELY INTERNATIONAL FINANCE CORP.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        REGAL INTERNATIONAL INVESTMENTS S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        RIVERVIEW COMMERCIAL CORP.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        SOVEREIGN MARITIME LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        STANMORE SHIPPING INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        TIPTON MARINE INC.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        ULTRAPETROL INTERNATIONAL S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        ULTRAPETROL S.A.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

                                        UP OFFSHORE (HOLDINGS) LTD.,

                                             By:

                                             -----------------------------
                                             Name: Leonard J. Hoskinson
                                             Title: Attorney-in-Fact

539428